Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4

TO FINANCING AGREEMENT

AMENDMENT NO. 4 TO FINANCING AGREEMENT, dated as of December 31, 2015 (this "Amendment"), to the Financing Agreement, dated as of December 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among ITT Educational Services, Inc. (the "Parent" or the "Borrower"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cerberus Business Finance, LLC ("Cerberus"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS, the Loan Parties have requested that the Agents and the Lenders amend certain terms and conditions of the Financing Agreement; and

WHEREAS, the Agents and the Lenders are willing to amend such terms and conditions of the Financing Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.  All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Existing Definitions.

(a) Clause (l) of the definition of "Permitted Indebtedness" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

"(l)  Indebtedness in respect of the cash collateral under the DOE Cash Collateral Agreement in an aggregate amount not exceeding $120,000,000 at any time outstanding;"

(b) Clause (s) of the definition of "Permitted Liens" is hereby amended in its entirety to read as follows:

"(s)  Liens on cash pursuant to the DOE Cash Collateral Agreement securing Indebtedness permitted under clause (l) of the definition of Permitted Indebtedness;"

(c) The definition of "Excess Cash Flow" is hereby amended by replacing the word "and" before clause (b)(vii) thereof with a comma and adding the following new clause (b)(viii) at the end thereof:

"and (viii) special legal, accounting and similar charges described in clause (b)(viii) of the definition of Consolidated EBITDA."

(d) The definition of "Fixed Charge Coverage Ratio" is hereby amended by adding the following proviso at the end of such definition:

"; provided, however, that no mandatory prepayments pursuant to Section 2.05(c)(iv) in respect of the DOE Excess Cash Collateral or the 2014 Net Operating Loss shall be included in any calculation of the Fixed Charge Coverage Ratio."

(e) New Definitions.  Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

"'Amendment No. 4' means Amendment No. 4 to Financing Agreement, dated as of December 31, 2015, by and among the Loan Parties, the Agents and the Lenders."

"'Amendment No. 4 Effective Date' means the "Amendment Effective Date" as set forth in Amendment No. 4."

"'DOE Cash Collateral Agreement' means the Agreement for the Department of Education to Hold Funds on Behalf of ITT Educational Services, Inc. (ITT) in lieu of a Letter of Credit Agreement, dated as of December 16, 2015, between the Borrower and the DOE, as amended, modified, supplemented, replaced, renewed or refinanced from time to time in accordance with the terms thereof."

"'DOE Excess Cash Collateral' means cash in an aggregate amount of $7,174,000 that secured the Borrower's obligations under the DOE Letter of Credit to the extent that such amount exceeded the face value of the DOE Letter of Credit prior to the cancellation of the DOE Letter of Credit."

(f) Repayment of Loans; Evidence of Debt.  Section 2.03(a) of the Financing Agreement is hereby amended in its entirety to read as follows:

"(a)  The outstanding unpaid principal amount of the Term Loan shall be repayable in consecutive quarterly installments (other than with respect to installments for Fiscal year 2016, as specifically indicated below), on the first Business Day of each December, March, June and September commencing on March 1, 2015, and ending on the Final Maturity Date, each in an amount equal to (i) during Fiscal Year 2015, $2,500,000, (ii) during Fiscal Year 2016, on the following dates and in the following amounts set forth opposite such dates:

Date	Amount
March 1, 2016	$10,000,000
June 30, 2016	$15,500,000
September 30, 2016	$15,500,000
December 31, 2016	$20,000,000

, and (iii) during Fiscal Year 2017, $7,500,000; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan."

(g) Mandatory Prepayment.  Section 2.05(c)(i)(A) of the Financing Agreement is hereby amended in its entirety to read as follows:

"(A) in the case of the Fiscal Year ending December 31, 2015, prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to the greater of (x) $9,000,000 and (y) the result of (to the extent positive) (1) 50.0% of the Excess Cash Flow of the Parent and its Subsidiaries for such Fiscal Year minus (2) the aggregate principal amount of all payments made by the Borrower pursuant to Section 2.05(b) for such Fiscal Year"

(h) Reporting Requirements.  Section 7.01(a)(xiii)(A) of the Financing Agreement is hereby amended in its entirety to read as follows:

"(A) any written request or demand by the DOE for an increase in the amount of cash secured by the DOE Cash Collateral Agreement or additional cash collateral,"

(i) Leverage Ratio.  The reference to the "1.50:1.00" Leverage Ratio set forth in Section 7.03(a) of the Financing Agreement for the September 30, 2016 fiscal month end is hereby replaced with "1.75:1.00".

3. Conditions to Effectiveness.  This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the "Amendment Effective Date"):

(a) The representations and warranties contained Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(b) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

(c) The Collateral Agent shall have received on or before the Amendment Effective Date this Amendment, duly executed by the Loan Parties, each Agent and each Lender.

(d) The Collateral Agent shall have received on or before the Amendment Effective Date, evidence reasonably satisfactory to the Collateral Agent of the cancellation of the DOE Letter of Credit.

4. DOE Excess Cash Collateral Payment.  The Borrower shall prepay the outstanding principal amount of the Loans in an amount equal to the DOE Excess Cash Collateral in accordance with Section 2.05(c)(iv) of the Financing Agreement within two Business Days of the Amendment Effective Date; provided that, if such prepayment is not made within two Business Days of the Amendment Effective Date, this Amendment shall cease to be in effect.

5. Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

6. No Novation.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

7. No Representations by Agents or Lenders.  Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

8. Release.  Each Loan Party hereby acknowledges and agrees that:  (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates.  Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral.  Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

9. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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DOC ID - 23785637.3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

ITT EDUCATIONAL SERVICES, INC.

By:	/s/ Kevin M. Modany
Name: Kevin M. Modany
Title: C.E.O.

GUARANTORS:

ESI SERVICE CORP.

By:	/s/ Rocco F. Tarasi, III
Name: Rocco F. Tarasi, III
Title: VP & Treasurer

DANIEL WEBSTER COLLEGE, INC.

By:	/s/ Angela K. Knowlton
Name: Angela K. Knowlton
Title: VP, Treasurer

DOC ID - 23785637.3	Amendment No. 4

COLLATERAL AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: President

ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: President

DOC ID - 23785637.3	Amendment No. 4

LENDERS:

CERBERUS ASRS FUNDING LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS AUS LEVERED II LP
By:	CAL II GP LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS ICQ LEVERED LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS ICQ LEVERED II LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS KRS LEVERED LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS N-1 FUNDING LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

DOC ID - 23785637.3	Amendment No. 4

LENDERS:

CERBERUS OFFSHORE LEVERED II LP
By:	COL II GP Inc.
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS ONSHORE LEVERED II LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS SWC LEVERED LOAN OPPORTUNITIES MASTER FUND, L.P.
By:	Cerberus SWC Levered Opportunities GP, LLC
Its:	General Partner

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

DOC ID - 23785637.3	Amendment No. 4